SECOND AMENDMENT TO CERTAIN
                              OPERATIVE AGREEMENTS

                       (RFMD Real Estate Trust No. 1999-1)

                           Dated as of August 13, 2001

                                      Among

--------------------------------------------------------------------------------
                             RF MICRO DEVICES, INC.,
--------------------------------------------------------------------------------
                  as the Construction Agent and as the Lessee,


                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION
              (formerly First Security Bank, National Association),
                      not individually, except as expressly
                 stated herein, but solely as the Owner Trustee
                    under the RFMD Real Estate Trust 1999-1,


    THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES HERETO
                       FROM TIME TO TIME, as the Holders,


    THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES HERETO
                       FROM TIME TO TIME, as the Lenders,

                           FIRST UNION NATIONAL BANK,
                          as the Agent for the Lenders
                     and respecting the Security Documents,
                  as the Agent for the Lenders and the Holders,
                        to the extent of their interests

                                       and

                           CREDIT SUISSE FIRST BOSTON,
                              as Syndication Agent

                           SECOND AMENDMENT TO CERTAIN
                              OPERATIVE AGREEMENTS

         THIS SECOND AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS dated as of August 13, 2001 (this "AMENDMENT") is by and among RF MICRO DEVICES, INC., a North Carolina corporation (the "LESSEE" or the "CONSTRUCTION AGENT"); RFMD, LLC, a North Carolina limited liability company and RF MICRO DEVICES INTERNATIONAL, INC., a North Carolina corporation (each a "GUARANTOR" and collectively the "GUARANTORS"), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the RFMD Real Estate Trust 1999-1 (the "OWNER TRUSTEE", the "BORROWER" or the "LESSOR"); the various banks and other lending institutions which are parties hereto from time to time as holders of certificates issued with respect to the RFMD Real Estate Trust 1999-1 (subject to the definition of Holders in APPENDIX A to the Participation Agreement, individually, a "HOLDER" and collectively, the "HOLDERS"); the various banks and other lending institutions which are parties hereto from time to time as lenders (subject to the definition of Lenders in APPENDIX A to the Participation Agreement, individually, a "LENDER" and collectively, the "LENDERS"); and FIRST UNION NATIONAL BANK, a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "AGENT").


                              W I T N E S S E T H:

         WHEREAS, the parties to this Amendment are parties to (including those party by joinder) the Amended, Restated and Replacement Participation Agreement dated as of December 31, 1999 among the parties to this Amendment, as amended by the First Amendment to certain Operative Agreements dated as of April 17, 2000 among the parties to this Amendment (as further amended, modified, extended, supplemented, restated and/or replaced from time to time, the "PARTICIPATION AGREEMENT");

         WHEREAS, the Lessee has requested revisions to certain covenants and definitions with respect to a synthetic lease facility provided in favor of Lessee by the Financing Parties;

         WHEREAS, at the Lessee's request, the Financing Parties have agreed to make certain amendments to the Operative Agreements and the Lessee has agreed to pay to the Lenders and Holders an amendment fee; and

         WHEREAS, the parties to this Amendment wish to amend certain agreements, instruments and other documents to which they are a party (or to which certain of them are parties) in connection with the synthetic lease facility.


                                A G R E E M E N T

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

         1. Capitalized terms used herein but not otherwise defined herein shall have the meaning set forth therefor in APPENDIX A to the Participation Agreement. The rules of usage set forth in Appendix A to the Participation Agreement shall apply herein. In the case of any conflict between the provisions of this Amendment and the provisions of the Operative Agreements, the provisions of this Amendment shall control construction of the terms.

         2. The table in the definition of "Applicable Percentage" in Appendix A to the Participation Agreement is replaced with the following:


               Funded Debt to    Eurodollar    Eurodollar    ABR Loans  ABR Holder     Unused Fee     Unused Fee When
                    Book           Loans         Holder                  Advances      When Total          Total
   Pricing     Capitalization                   Advances                             Utilization is    Utilization is
    Level                                                                             Less Than or      Greater Than
                                                                                      Equal to 25%       25% of the
                                                                                      of the Total         Total
                                                                                       Commitments      Commitments
-------------- ---------------- ------------- -------------- ---------- ------------ ---------------- -----------------
      I             =>50%          2.500%        3.250%       1.250%      2.000%         0.750%            0.500%
-------------- ---------------- ------------- -------------- ---------- ------------ ---------------- -----------------
     II        => 25% but <50%     2.250%        3.000%       1.000%      1.750%         0.750%            0.500%
-------------- ---------------- ------------- -------------- ---------- ------------ ---------------- -----------------
     III       => 20% but <25%     2.000%        2.750%       0.750%      1.500%         0.750%            0.500%
-------------- ---------------- ------------- -------------- ---------- ------------ ---------------- -----------------
     IV        => 15% but <20%     1.750%        2.500%       0.500%      1.250%         0.625%            0.375%
-------------- ---------------- ------------- -------------- ---------- ------------ ---------------- -----------------
      V             <15%           1.500%        2.250%       0.250%      1.000%         0.625%            0.375%
============== ================ ============= ============== ========== ============ ================ =================


         3. Clause (b) of Section 8.3A(j) of the Participation Agreement is restated in its entirety to read as follows:

                  "(b) Lessee's current liabilities determined in accordance with GAAP (which shall include, (i) without limitation, that portion of the principal amount of Consolidated Total Funded Debt which is due on demand or will become due within one year after the date on which the applicable determination of the quick ratio is required hereunder and
         (ii) to the extent not duplicative of the foregoing (i), the total Loans and Holder Advances made pursuant to the Operative Agreements which are outstanding as of the date of the applicable determination of the quick ratio), shall equal or exceed 1.25:1.00."

         4. Section 8.3A(k) of the Participation Agreement is restated in its entirety to read as follows:

         "(k)   CONSOLIDATED   INTEREST   COVERAGE  RATIO.  At  all  times,  the
         Consolidated Interest Coverage Ratio shall, with respect to the applicable fiscal year/quarter set forth in the table below, not be less than the ratio set forth opposite such fiscal year/quarter in such table:




        FISCAL YEAR/QUARTER ENDING (ON OR ABOUT)                     RATIO

        June 30, 2001                                                2.20:1.00

        September 30, 2001                                           1.25:1.00

        December 31, 2001                                            1.20:1.00

        March 31, 2002                                               1.50:1.00

        June 30, 2002                                                2.00:1.00

        September 30, 2002                                           2.25:1.00

        After September 30, 2002                                     2.50:1.00."




         5. Section 8.3A(l) of the Participation Agreement is restated in its entirety to read as follows:

                  "(l) CONSOLIDATED TOTAL LEVERAGE RATIO. At all times, the Consolidated Total Leverage Ratio shall, with respect to the applicable fiscal year/quarter set forth in the table below, not be greater than the ratio set forth opposite such fiscal year/quarter in such table:




          FISCAL YEAR/QUARTER ENDING (ON OR ABOUT)        RATIO



          June 30, 2001                                   7.75:1.00

          September 30, 2001                             13.50:1.00

          December 31, 2001                              17.50:1.00

          March 31, 2002                                  9.00:1.00

          June 30, 2002                                   6.00:1.00

          September 30, 2002                              5.00:1.00

          December 31, 2002                               4.25:1.00

          After December 31, 2002                         4.00:1.00."


         6. Section 8.3.A(n) of the Participation Agreement is restated in its entirety to read as follows:

                  "(n) CAPITAL EXPENDITURES. Lessee will not make, or permit any Subsidiary of the Lessee to make, Consolidated Capital Expenditures in any fiscal year set forth in the table below that exceed, in the aggregate, the amount set forth opposite such fiscal year in such table:

          FISCAL YEAR ENDING (ON OR ABOUT)                     AMOUNT

          March 31, 2000                                       $100,000,000.00
          March 31, 2001                                       $150,000,000.00
          March 31, 2002                                       $150,000,000.00
          March 31, 2003                                       $150,000,000.00
          March 31, 2004                                       $150,000,000.00
          March 31, 2005                                       $150,000,000.00"

         7. Section 8.3.A(p) of the Participation Agreement restated in its entirety to read as follows:

                  "(p) FOREIGN SUBSIDIARIES. As soon as practicable and in any event within 30 days after any Person becomes a direct or indirect Foreign Subsidiary of the Lessee, the Lessee shall (i) provide the Agent with written notice thereof setting forth information in reasonable detail describing all of the assets of such Person, (ii) deliver such other documentation as the Agent may reasonably request in connection with the foregoing, including, without limitation, certified organizational and authorizing documents, and financial and operational information of such Foreign Subsidiary."

         8. Section 8.3A(q) of the Participation Agreement is restated in its entirety to read as follows:

                  "(q)  "CONSOLIDATED  SENIOR LEVERAGE RATIO. At all times,  the
         Consolidated Senior Leverage Ratio shall, with respect to the applicable fiscal year/quarter set forth in the table below, not be greater than the ratio set forth opposite such fiscal year/quarter in such table:



          FISCAL YEAR/QUARTER ENDING (ON OR ABOUT)       RATIO



          June 30, 2001                                  2.00:1.00

          September 30, 2001                             3.50:1.00

          December 31, 2001                              4.25:1.00

          March 31, 2002                                 2.25:1.00

          After March 31, 2002                           2.00:1.00."


         9. Section 8.3.A(c) of the Participation Agreement is amended by deleting the text "and 8.3.A(i)-(m)" and replacing it with ", 8.3.A(j)-(n) and 8.3.A(q)".

         10. The Participation Agreement is amended by adding Schedule 4 to this Amendment as Schedule 4 to the Participation Agreement.

         11. The definition of Consolidated Senior Leverage Ratio in Appendix A to the Participation Agreement is amended by deleting the text "Consolidated Senior Funded Debt" and replacing it with "Consolidated Funded Senior Debt".

         12. Appendix A to the Participation Agreement is amended by deleting the following definitions "Consolidated EBIT", "Consolidated EBITDA" and "Eligible Investments" and replacing them with the definitions below, respectively:

         "Consolidated EBIT" shall mean for any period for the Consolidated Group, the sum of (i) Consolidated Net Income for such period PLUS (ii) to the extent deducted in determining net income for such period, (A) Consolidated Interest Expense and (B) taxes and (C) with respect to the fiscal quarter ending on or about June 30, 2001 an amount equal to the non-cash one-time charges associated with the charges announced on or about July 11, 2001, as set forth in Schedule 4 hereto, but in no event in excess of $22,100,000.00, in each case on a consolidated basis determined in accordance with GAAP. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

         "Consolidated EBITDA" shall mean for any period for the Consolidated Group, the sum of (i) Consolidated Net Income for such period PLUS (ii) to the extent deducted in determining net income for such period, (A) Consolidated Interest Expense, (B) taxes, (C) depreciation and amortization and (D) with respect to the fiscal quarter ending on or about June 30, 2001 an amount equal to the non-cash one-time charges associated with the charges announced on or about July 11, 2001, as set forth in Schedule 4 hereto, but in no event in excess of
         $22,100,000.00, in each case on a consolidated basis determined in accordance with GAAP. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

         ""Eligible Investments" shall mean Investments which are (i) cash and Cash Equivalents; (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (other than accounts receivable contemplated in clause (v)(B) below); (iii) Investments consisting of capital stock, obligations, securities or other property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (iv) an amount, at all times, not in excess of $25,000,000.00 of Investments in companies that are incorporated or organized under the laws of any State of the United States or the District of Columbia and that are in the same lines of business as the Lessee; (v) (A) Investments in the Chinese Subsidiary in an aggregate amount not in excess of $20,000,000.00 solely for the purpose of funding the purchase of plant, property and equipment by the Chinese Subsidiary and (B) Investments in the Chinese Subsidiary (including Investments represented by accounts receivable owing to the Lessee by the Chinese Subsidiary in connection with the sale of goods by the Lessee to the Chinese Subsidiary in the ordinary course of business) in an aggregate amount not in excess of $35,000,000.00 at any time outstanding solely for the purpose of funding working capital of the Chinese Subsidiary; and (vi) an amount, at all times, not in excess of $7,000,000.00 of Investments in wholly-owned Foreign Subsidiaries other than the Chinese Subsidiary."

         13. Appendix A to the Participation Agreement is amended by adding the following definition in the appropriate alphabetical order:

         ""Chinese Subsidiary" shall mean RF Micro Devices (Beijing) Company, Ltd."

         14. The Lessee agrees to pay, on or prior to the date of this Amendment, to the Agent (for the pro rata account of the Lenders and Holders) a non-refundable and fully-earned amendment fee in an amount equal to the product of (a) fifteen basis points (0.15%) and (b) the sum of all outstanding Loans and Holder Advances as of the date of this Amendment.

         15. Each of the Lenders and Holders hereby instructs the Agent and the Lessor to enter into this Amendment.

         16. Except as modified hereby, all of the terms and conditions of the Operative Agreements shall remain in full force and effect and notwithstanding the provisions of Section 25 of this Amendment, the Lessee hereby ratifies and affirms the terms and conditions of the Operative Agreements.

         17. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         18. Except in accordance with Section 12.4 of the Participation Agreement, neither this Amendment nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought.

         19. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         20. THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE AND ARBITRATION ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.
                  -----------------

         21. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement.

         22. The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         23. As a condition precedent to the effectiveness of this Amendment, the Lessee shall deliver to the Agent (i) a Secretary's Certificate substantially in the form of Exhibit D to the Participation Agreement dated as of the date hereof, (ii) an Officer's Certificate substantially in the form of Exhibit C to the Participation Agreement dated as of the date hereof, (iii) a legal opinion, in form and substance acceptable to the Agent, from Lessee's outside counsel, (iv) an updated schedule of locations of Collateral of the Lessee and its Domestic Subsidiaries which shall be attached as SCHEDULE A to this Amendment, (v) UCC-1 financing statements requested by the Agent in connection with the additional locations of Collateral of the Lessee and its Domestic Subsidiaries identified on SCHEDULE A to this Amendment and an authorization letter with respect to revised Article 9 of the Uniform Commercial Code, and (vi) the amendment fee described in Section 14 of this Amendment.

         24. The Lessee covenants and agrees that the Lessee shall at Lessee's sole cost and expense, within sixty (60) days of the date of this Amendment, deliver to the Agent (a) pledge agreements in form and substance satisfactory to the Agent pursuant to which the Lessee pledges to the Agent 66% (or such greater percentage that may be permitted at any later date, without such pledge being treated as an indirect pledge, pursuant to Treas. Reg. Section 1.956-2(c)(2)), as amended or replaced from time to time, or 100% if such regulation is repealed or no longer in effect and no comparable successor law or regulation is enacted or promulgated) of the issued and outstanding capital stock and other equity interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding capital stock and other equity interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in RF Micro Devices (Holland), B.V., (b) the certificates (or other agreements or instruments), if any, representing the capital stock or other equity interests pledged under the pledge agreements referenced in clause
(a) above (together with undated stock powers signed in blank), (c) such other documentation as the Agent may reasonably request in connection with the foregoing, including, without limitation, certified organizational and authorizing documents of both RF Micro Devices (Holland), B.V. and the Lessee and favorable opinions of counsel to each of RF Micro Devices (Holland), B.V. and the Lessee (which shall cover, among other things, the perfection of the Agent's liens in the pledged capital stock and other equity interests), all in form, content and scope reasonably satisfactory to the Agent, (d) the Lessee shall file or cause to be filed all necessary documents with the U.S. Patent and Trademark Office and each other filing office or location, including without limitation (in the Agent's discretion) all applicable filing offices and locations located in each country where any Intellectual Property (hereinafter defined) had been filed or registered, where filing may be necessary to create a first priority perfected security interest and lien, in favor of the Agent for the ratable benefit of the Lenders and the Holders, on the Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses (each as defined in the Lessee Security Agreement, collectively "INTELLECTUAL Property") and (e) evidence of completion of the filings described in Section 24(d) of this Amendment, including without limitation original file-stamped documentation from the applicable filing offices and locations.

         25. RF Micro Devices, Inc. and each of the Lenders and Holders agree that the Agent shall be the joint and several creditor ("HOOFDELIJK CREDITEUR") of each and every obligation (which obligations were assigned by the Lessor to the Agent, each Lender and each Holder) solely to the extent such obligations are secured by the pledge of stock of RF Micro Devices (Holland) B.V. (the "Pledged Stock") and RF Micro Devices, Inc. with respect to each of the Lenders and Holders under each of the Operative Agreements, and that accordingly, the Agent will have its own independent right to demand performance by RF Micro Devices, Inc. of those obligations. However, (i) any discharge of any obligation of RF Micro Devices, Inc. to one of the Agent or the relevant Lender or Holder shall, solely with respect to the Pledged Stock to the same extent, discharge the corresponding obligation owing to the other and (ii) a Lender or Holder or the Agent shall not, by virtue of this provision, be entitled to collect from RF Micro Devices, Inc. concurrently for the same obligation. Without limiting or affecting the Agent's rights against RF Micro Devices, Inc. (whether under this paragraph or under any other provisions of the Operative Agreements), the Agent agrees with each other Lender or Holder (on a several or divided basis) that, subject as set out in the next sentence, it will not exercise its rights as a joint and several creditor with respect to the Pledged Stock with a Lender or Holder except with the consent of the relevant Lender or Holder. Nothing in the previous sentence shall in any way limit the Agent's right to act in the protection or preservation of rights under or to enforce any Security Document or provision of the Operative Agreements as contemplated therein (or to do any act reasonably incidental to any of the foregoing). The proceeds of any foreclosure or enforcement of the Pledged Stock shall be held by the Agent exclusively for and on behalf of the Lenders and the Holders jointly, and these proceeds shall be distributed in accordance with Section 8.7(b)(iv) of the Participation Agreement. The parties acknowledge and confirm that the provisions contained in this Section 25 shall not be interpreted so as to increase the maximum total amount of RF Micro Devices, Inc.'s liabilities under this Amendment or any of the other Operative Agreements.

        [The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


CONSTRUCTION AGENT
AND LESSEE:           RF MICRO DEVICES, INC.,
                      as the Construction Agent and as the Lessee


                          By:
                              -------------------------------------------------
                          Name:
                                -----------------------------------------------
                          Title:
                                 ----------------------------------------------


GUARANTORS:           RFMD, LLC, as a Guarantor
----------


                           By:
                               -------------------------------------------------
                           Name:
                                 -----------------------------------------------
                           Title:
                                  ----------------------------------------------


                           RF MICRO DEVICES INTERNATIONAL, INC., as a Guarantor


                           By:
                               -------------------------------------------------
                           Name:
                                 -----------------------------------------------
                           Title:
                                  ----------------------------------------------


                                                [signature pages continue]

OWNER TRUSTEE
AND LESSOR:                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION
                          (formerly First Security Bank, National Association), not individually, except as expressly stated herein, but solely as the Owner Trustee under the RFMD Real Estate Trust 1999-1


                           By:
                               -------------------------------------------------
                           Name:
                                 -----------------------------------------------
                           Title:
                                  ----------------------------------------------


                                                [signature pages continue]

AGENT AND LENDERS:       FIRST UNION NATIONAL BANK, as a Lender and as the Agent
-----------------


                          By:  -------------------------------------------------

                          Name:  -----------------------------------------------

                          Title: -----------------------------------------------

                                                [signature pages continue]

                          CREDIT SUISSE FIRST BOSTON, as a Lender


                          By: --------------------------------------------------

                          Name: ------------------------------------------------

                          Title: -----------------------------------------------



                                                [signature pages continue]

                          COMERICA BANK, as a Lender


                          By:
                             --------------------------------------------------
                          Name:
                               ------------------------------------------------
                          Title:
                                -----------------------------------------------




                                                [signature pages continue]

                          SUNTRUST BANK, ATLANTA, as a Lender


                          By:
                             --------------------------------------------------
                          Name:
                               ------------------------------------------------
                          Title:
                                -----------------------------------------------




                                                [signature pages continue]

                          CITICORP USA, Inc., as a Lender


                          By:
                             --------------------------------------------------
                          Name:
                               ------------------------------------------------
                          Title:
                                -----------------------------------------------




                                                [signature pages continue]

                          FLEET NATIONAL BANK, as a Lender


                          By:
                             --------------------------------------------------
                          Name:
                               ------------------------------------------------
                          Title:
                                -----------------------------------------------







                                                [signature pages continue]

HOLDERS:                  FIRST UNION NATIONAL BANK, as a Holder
-------


                          By:
                              -------------------------------------------------
                          Name:
                                -----------------------------------------------
                          Title:
                                 ----------------------------------------------


                                                [signature pages continue]

                         CREDIT SUISSE LEASING 92A, LP, as a Holder


                          By:
                             --------------------------------------------------

                          Name: ------------------------------------------------

                          Title:------------------------------------------------


                                                [signature pages continue]

                          FLEET NATIONAL BANK, as a Holder


                          By:
                              --------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------




                                                   [signature pages end]

                                   SCHEDULE A

                           LOCATIONS OF COLLATERAL OF
                    THE LESSEE AND ITS DOMESTIC SUBSIDIARIES



                                   SCHEDULE 4

                                RF MICRO DEVICES
                  NON-CASH ITEMS TO BE CONSIDERED EXTRAORDINARY
                       FOR PURPOSES OF EBITDA CALCULATIONS

(000s)                                      6/31/2001              09/30/2001               12/31/2001             03/31/2002

                                     ------------------------------------- ------------------------------------ --------------------
                                     Quarter  YTD   Rolling 4  Quarter  YTD  Rolling 4 Quarter  YTD  Rolling 4 Quarter YTD Rolling 4
                                                    Quarters                 Quarters                Quarters              Quarters
Extraordinary:
     Inventory                        15,300  15,300  15,300      --  15,300  15,300      --  15,300  15,300      --  15,300  15,300
     MMIC Test Equipment               2,800   2,800   2,800      --   2,800   2,800      --   2,800   2,800      --   2,800   2,800
     Module Assembly line              4,000   4,000   4,000      --   4,000   4,000      --   4,000   4,000      --   4,000   4,000
                                      22,100  22,100  22,100      --  22,100  22,100      --  22,100  22,100      --  22,100  22,100
                                      ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------